IMAGIN MOLECULAR CORPORATION
(Formerly Known As)
Cipher Holding Corporation

Exhibit 32.2

CERTIFICATION THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Neil Sy , Chief Financial Officer of Imagin Molecular Corporation (the "Company"), certify, that to the best of my knowledge, based upon a review of the annual report on Form 10-KSB/A for the period ended December 31, 2005 of the Company (the "Report"):

1.   The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 20, 2006

/s/ Neil Sy Neil Sy Chief Financial Officer